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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





         Date of report (Date of earliest event reported): JUNE 26, 2000






                             ASPEN TECHNOLOGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





            DELAWARE                     0-24786               04-2739697
--------------------------------------------------------------------------------
(State or other jurisdiction of        (Commission          (I.R.S. Employer
 incorporation or organization)        File Number)         Identification No.)





                 TEN CANAL PARK, CAMBRIDGE, MASSACHUSETTS 02141
              ----------------------------------------------------
              (Address of principal executive office and zip code)





       Registrant's telephone number, including area code: (617) 949-1000



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Item 5.  OTHER EVENTS.

On June 26, 2000, we issued a press release announcing that two new members will join its Board of Directors, effective on July 1, 2000, the first day of its fiscal year 2001. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.


Item 7.  EXHIBITS.

Exhibit
Number   Description

99.1 Press release of Aspen Technology, Inc. issued June 26, 2000 announcing two new members joining its Board of Directors.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Aspen Technology, Inc.


Date: June 27, 2000           By: /s/ Lisa W. Zappala
                                  ------------------------------------
                                  Lisa W. Zappala
                                  Senior Vice President and
                                  Chief Financial Officer